UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2026

Big Digital Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40849	88-0445167
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

950 Railroad Avenue

Midland, Pennsylvania 15059

(Address of Principal Executive Offices) (Zip Code)

(412) 515-0896

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	BGDE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On June 30, 2026, Big Digital Energy, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with Six Thirty AI, LLC (the “Purchaser”), pursuant to which the Company issued and sold to the Purchaser an aggregate of 16,700 shares of newly designated Series D Convertible Preferred Stock, par value $0.001 per share, with a stated value of $1,000 per share (“Series D Preferred Stock”), at a purchase price of $900.00 per share, for gross proceeds to the Company of $15.03 million, before deducting placement agent fees and other offering expenses. The Series D Preferred Stock is convertible into shares of common stock of the Company, par value $0.001 per share (“Common Stock,” and such shares of Common Stock as so converted, the “Conversion Shares”), as described below under “Series D Preferred Stock.” Under the Purchase Agreement, the Company also issued to the Purchaser a warrant (the “Warrant”) exercisable for five years to purchase 926,748 shares of Common Stock (the “Warrant Shares”) at an exercise price of $10.81, which is 120% of the closing price of the Common Stock immediately before closing, subject to adjustment upon the occurrence of any stock split, stock dividend, stock combination or similar transaction.

The offer and sale of the foregoing securities was made to the Purchaser in reliance on the exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The Company relied on representations from the Purchaser that it is an “accredited investor” (defined in Rule 501(a) of Regulation D promulgated under the Securities Act), acquiring securities for investment only without a view to distribution. The offering was conducted without general solicitation or advertising, with restrictions on resale absent registration or an exemption.

The Purchaser is controlled by Josh Kilgore, Phil Stanley, and Cody Smith, who are, respectively, the Executive Chairman, Chief Executive Officer, and Chief Operating Officer of the Company. A Special Transactions Committee of the Company’s board of directors (the “Board”) comprised solely of disinterested directors, together with the Audit Committee of the Board, reviewed and approved the Purchase Agreement and related agreements.

The transaction documents prohibit the Company from issuing any Conversion Shares or Warrant Shares to the extent such issuances would violate applicable rules and regulations of The Nasdaq Stock Market LLC (“Nasdaq”). The Company has agreed to include in the proxy statement for its next annual meeting of stockholders, which the Company has agreed to hold no later than November 14, 2026, a proposal to obtain requisite approvals of its stockholders to permit issuances of Conversion Shares and Warrant Shares in excess of any restrictions currently imposed by applicable rules and regulations of Nasdaq.

The Purchase Agreement contains customary representations, warranties and covenants for similar transactions. The representations and warranties were made only for purposes of the Purchase Agreement and as of specific dates; were solely for the benefit of the parties thereto; and may be subject to limitations agreed by the parties, including being qualified by confidential disclosure schedules. Investors should not rely on the representations and warranties as characterizations of the actual state of facts or circumstances of the Company or any other person.

The Company retained Northland Securities, Inc. (the “Placement Agent”) as exclusive placement agent for the transaction and paid the Placement Agent a cash fee of 6.0% of the gross proceeds from the sale of the shares of Series D Preferred Stock, together with customary expense reimbursements.

Letter Agreement

The Purchaser acquired the Series D Preferred Stock using borrowed funds. Concurrently with the execution of the Purchase Agreement, the Company entered into a letter agreement (the “Letter Agreement”) with the Purchaser and the administrative and collateral agent for the lenders (the “Agent”), pursuant to which the Company consented to (i) the Purchaser’s pledge of the shares of Series D Preferred Stock to the Agent for the ratable benefit of the lenders; (ii) the Purchaser’s assignment of the Warrant to the lenders as a commitment fee under the loan facility; and (iii) the lenders’ right to exchange all or any portion of the outstanding obligations under the loan and guaranty agreement for shares of the Series D Preferred Stock and settlement using the Series D Preferred Stock or Conversion Shares.

Registration Rights Agreement

Concurrently with the execution of the Purchase Agreement, the Company entered into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which the Company is obligated to file and maintain the effectiveness of one or more resale registration statements with the Securities and Exchange Commission (the “SEC”) registering the resale of the Conversion Shares and Warrant Shares on a continuous basis under Rule 415 of the Securities Act. The Company is required to file the initial registration statement for such purposes no later than July 20, 2026, and to have such registration statement declared effective by the SEC no later than August 29, 2026 (or in the event of a “full review” by the SEC, no later than September 28, 2026).

Series D Preferred Stock

On June 30, 2026, the Company filed a Certificate of Designations (the “Certificate of Designations”) with the Secretary of State of the State of Delaware, establishing the voting and other relative rights, powers and preferences of the Series D Preferred Stock. The Certificate of Designations became effective upon filing and authorizes the issuance of up to 100,000 shares of Series D Preferred Stock.

General. Each share of Series D Preferred Stock has an initial stated value of $1,000 per share, which is subject to proportional adjustment upon the occurrence of any stock split, stock dividend, stock combination or similar transaction, and is fully paid and non-assessable.

Ranking. The Series D Preferred Stock, with respect to the payment of dividends, distributions and payments upon the liquidation, dissolution and winding up of the Company, ranks senior to all other classes or series of the Company’s capital stock, unless specified required holders consent to the creation of other capital stock that is senior or equal in rank to the Series D Preferred Stock.

Dividends. Dividends accrue on the Series D Preferred Stock from the date of issuance at a rate of 5% per annum, which increases to 18% per annum during the pendency of a Triggering Event (as defined in the Certificate of Designations), and are payable quarterly in arrears through the issuance of additional shares of Series D Preferred Stock (i.e., PIK shares) or, at the Company’s election, in cash.

Conversion at the Option of the Holders. Each holder of Series D Preferred Stock may convert all, or any part, of its shares of Series D Preferred Stock, at any time on or after August 30, 2026, into Conversion Shares at a conversion price (the “Conversion Price”) equal to 95% of the lowest daily volume-weighted average price of the Common Stock over the five consecutive trading days immediately preceding the conversion date, subject to a floor price of $1.80 and certain limitations on conversion as described below.

Adjustments to the Conversion Price. The Conversion Price is subject to proportional adjustment upon the occurrence of any stock split, stock dividend, stock combination or similar transactions.

Beneficial Ownership Limitation. The Company may not effect the conversion of any shares of Series D Preferred Stock to the extent that, after giving effect to such conversion, the applicable holder, together with any person whose beneficial ownership of Common Stock would or could be aggregated with such holder’s for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), collectively would beneficially own in excess of 4.99% (the “Maximum Percentage”) of the shares of Common Stock outstanding immediately after giving effect to such conversion (provided that such limitation shall not apply to any holder whose beneficial ownership exceeds the Maximum Percentage on the date such holder acquires Series D Preferred Stock).

Monthly Conversion Limitation. In addition, the Company may not effect the conversion of any shares of Series D Preferred Stock to the extent that, after giving effect to such conversion, the aggregate stated value of shares of Series D Preferred Stock that has been converted into shares of Common Stock during the calendar month in which such conversion occurred exceeds the greater of (a) 10% of aggregate dollar trading volume during the month or (b) $2,000,000 (provided that such limitation shall not apply during the pendency of a Triggering Event).

Limitation on Conversions for Purposes of Listing Rules. The Company may not effect the conversion of any shares of Series D Preferred Stock to the extent the issuance of such Conversion Shares would violate applicable rules and regulations of Nasdaq, as described above under “Securities Purchase Agreement.”

Voting Rights. The Series D Preferred Stock is non-voting, except as required by applicable law or as expressly set forth in the Certificate of Designations.

Transfer Restrictions. Consent of the Board is required to transfer shares of Series D Preferred Stock, except in certain limited situations, including as described below under “Letter Agreement.”

Company Optional Redemption. The Company may redeem the Series D Preferred Stock at any time, in whole or in part, at a cash price equal to 105% of the aggregate Conversion Price for the Series D Preferred Stock being redeemed, subject to customary conditions as set forth in the Certificate of Designations, including a 12–60 trading day notice window and the absence of any Equity Condition (as defined in the Certificate of Designations).

Fundamental Transactions. The Certificate of Designations prohibits the Company from entering into specified “Fundamental Transactions,” which include, without limitation, mergers, business combinations and similar transactions, unless the Company (or the successor entity) assumes in writing all of the Company’s obligations under the Certificate of Designations and the other transaction documents, provided that any such successor entity shall be a publicly traded corporation listed on an eligible trading market. The Company may alternatively exercise its optional redemption right in full in connection with a Fundamental Transaction.

Covenants. Among other negative covenants, and subject to customary exceptions, so long as the Series D Preferred Stock is outstanding, the Company will not, and will cause its subsidiaries not to, (i) redeem, repurchase or declare or pay any cash dividend or distribution on any of its capital stock; (ii) incur indebtedness or create liens, except for customary permitted indebtedness and permitted liens; or (iii) enter into any variable rate transaction.

The foregoing description of the terms of the Certificate of Designations, the Warrant, the Purchase Agreement, the Letter Agreement, and the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such documents, copies of which are filed as Exhibits 3.1, 4.1, 10.1 through 10.3, respectively, to this Current Report on Form 8-K.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 is incorporated herein by reference into this Item 3.02.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The description of the terms of the Series D Preferred Stock and the Certificate of Designations in Item 1.01 is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On July 6, 2026, the Company issued a press release announcing the entry into a joint venture with energy-infrastructure company 10NetZero, and is furnishing related investor presentation materials. A copy of the press release and presentation materials are attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2.

The information included in this Item 7.01 and in Exhibits 99.1 and 99.2 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall any such information or exhibits be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such document.

Forward-Looking Statements

This Current Report on Form 8-K and its Exhibits contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, among others, statements regarding the Company’s financing transactions (including the issuance of Series D Convertible Preferred Stock and Warrant), the expected timing and effects of such transactions, the Company’s plans and expectations regarding any joint venture with 10NetZero and the proposed development of a data-center site in Texas, and the Company’s strategy, operations, and future results. Words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “target,” “will,” “would,” “subject to,” and similar expressions are intended to identify forward-looking statements.

These statements are based on current expectations and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied. Important factors include, without limitation: the Company’s ability to continue as a going concern; the Company’s ability to maintain its Nasdaq listing; the need for and availability of additional financing; the Company’s ability to obtain any required stockholder approvals and to file and maintain the effectiveness of any required registration statements; the timing, negotiation, and execution of any definitive agreements relating to a joint venture with 10NetZero and the proposed acquisition and development of any Texas site, and the satisfaction of any closing conditions; availability and cost of power, grid interconnection and build-out timing; the feasibility, permitting, and development of any behind-the-meter generation; execution risks in developing AI/HPC digital infrastructure; market demand for AI/HPC and accelerated computing; evolving and uncertain regulation of digital assets, artificial intelligence, and high-performance computing; volatility in digital asset prices and reductions in mining incentives; and the other risks described under “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and in other filings made with the SEC from time to time. Any forward-looking statements speak only as of the date of this report, and the Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of this report, except as required by law.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
3.1	Certificate of Designations of Series D Convertible Preferred Stock of Big Digital Energy, Inc.
4.1	Warrant, dated June 30, 2026, issued to YA PN II, LTD, by Big Digital Energy, Inc.
10.1	Securities Purchase Agreement, dated June 30, 2026, by and between Big Digital Energy, Inc. and Six Thirty AI, LLC.
10.2	Letter Agreement, dated June 30, 2026, by and among Big Digital Energy, Inc., Six Thirty AI, LLC and YA PN II, LTD.
10.3	Registration Rights Agreement, dated June 30, 2026, by and between Big Digital Energy, Inc. and Six Thirty AI, LLC.
99.1	Press Release, dated July 6, 2026
99.2	Investor Presentation Materials, dated July 6, 2026
104	Cover page interactive data file formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Big Digital Energy, Inc.

Date: July 6, 2026	By:	/s/ Kaliste Saloom
Kaliste Saloom
General Counsel